Exhibit 32.1


         Certification of Chief Executive Officer of FirstBank NW Corp. Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


In connection with the accompanying Quarterly Report on Form 10-Q of FirstBank NW Corp. ("the Company") for the quarter ended June 30, 2004 (the "Report"), I, Clyde E. Conklin, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     o The Report fully complies with the requirements of Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and

     o The information contained in the Report fairly presents, in all material respects, the Company's financial condition and results of operations.



/s/ CLYDE E. CONKLIN
-----------------------
Clyde E. Conklin
Chief Executive Officer


Dated: August 16, 2004

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